UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW Mountlake Terrace,Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FSBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Appointment of New Director

On January 28, 2021, FS Bancorp, Inc. (the “Company”), and its financial institution subsidiary, 1st Security Bank of Washington (the “Bank”), announced that their Boards of Directors had appointed Ms. Pamela Andrews to their respective Boards of Directors effective January 28, 2021.  The appointment of Ms. Andrews as a Director of the Company and the Bank was at the recommendation of the Company’s Nominating and Environmental, Social, Governance (ESG) Committee.  Ms. Andrews has been appointed to serve on the Company’s Nominating & ESG Committee and the Bank’s Asset Quality Committee.  For further information concerning Ms. Andrews’ background, reference is made to the press release dated February 1, 2021, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Ms. Andrews and any director or other executive officer of the Company and the Bank and Ms. Andrews was not appointed as a director pursuant to any arrangement or understanding with any person.  Ms. Andrews has not engaged in any transaction with the Company, or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission, except that one of Ms. Andrews’ related businesses has an outstanding credit line with the Bank.  The credit line was made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

99.1 Press Release of FS Bancorp, Inc. dated February 1, 2021.
104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2021	FS BANCORP, INC.

/s/ Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer
(Principal Financial and Accounting Officer)